EXHIBIT 24

POWER OF ATTORNEY



We, the undersigned directors of Lee Enterprises, Incorporated, hereby severally constitute Richard D. Gottlieb and Larry L. Bloom, and each of them, our true and lawful attorneys with full power to them, and each of them, to sign for us and in our names, the capacities indicated below, the Annual Report on Form 10-K of Lee Enterprises, Incorporated for the fiscal year ended September 30, 1998 to be filed herewith and any amendments to said Annual Report, and generally do all such things in our name and behalf in our capacities as directors to enable Lee Enterprises, Incorporated to comply with the provisions of the Securities Exchange Act of 1934 as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to said Annual Report on Form 10-K and any and all amendments thereto.

                                                                    Date

/s/ Rance E. Crain
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Rance E. Crain, Director                                      November 18, 1998

/s/ J. P. Guerin
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J. P. Guerin, Director                                        November 18, 1998

/s/ Andrew E. Newman
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Andrew E. Newman, Director                                    November 18, 1998

/s/ Gordon Prichett
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Gordon Prichett   , Director                                  November 18, 1998

/s/ Charles E. Rickershauser, Jr.
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Charles E. Rickershauser, Jr., Director                       November 18, 1998

/s/ Ronald L. Rickman
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Ronald L. Rickman, Director                                   November 18, 1998

/s/ Lloyd G. Schermer
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Lloyd G. Schermer, Chairman of the Board
  and Director                                                November 18, 1998

/s/ Phyllis Sewell
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Phyllis Sewell, Director                                      November 18, 1998

/s/ Richard W. Sonnenfeldt
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Richard W. Sonnenfeldt, Director                              November 18, 1998

/s/ Mark Vittert
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Mark Vittert, Director                                        November 18, 1998